UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 20, 2016 (June 17, 2016)

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390 Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

On June 17, 2016, RiceBran Technologies issued a press release titled “Institutional Shareholder Services (ISS), Leading Proxy Advisor, Recommends RiceBran Technologies Shareholders Vote “FOR” ALL RiceBran Nominees.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 17, 2016, titled “Institutional Shareholder Services (ISS), Leading Proxy Advisor, Recommends RiceBran Technologies Shareholders Vote “FOR” ALL RiceBran Nominees.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: June 20, 2016	By:	/s/ J. Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)

RiceBran Technologies
Exhibit Index

Exhibit Number	Description
99.1	Press Release dated June 17, 2016, titled “Institutional Shareholder Services (ISS), Leading Proxy Advisor, Recommends RiceBran Technologies Shareholders Vote “FOR” ALL RiceBran Nominees.”